PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Receivable from payment platforms	¥ 16,191		¥ 33,060
Rebate receivable from suppliers	66,765		74,751
Advance to suppliers	18,410		17,190
Value added tax recoverable	55,837		54,283
Deposits	83,270		31,231
Prepaid expense	4,746		5,905
Others	6,775		9,403
Total	¥ 251,994	$ 34,523	¥ 225,823